Investor Presentation

FALL 2022

Movella™ Bringing meaning to movement

Disclaimer

This information contained in this presentation is confidential information regarding Movella Inc (“Movella” or the “Company”) and Pathfinder Acquisition Corporation (“Pathfinder”). Such information is being provided on a strictly confidential basis and may not be published, reproduced, copied or disclosed to any other party without the prior written approval of Movella. The information contained herein does not purport to be all-inclusive and this presentation is made solely for informational purposes and delivered to assist interested parties in making their own evaluation with respect to investing in a proposed business combination (the “Business Combination”) between Pathfinder and Movella, and no representation or warranty, express or implied, is made by Movella or any of its representatives as to the information contained in these materials or disclosed during any related presentation or discussions. By accepting this presentation, each recipient acknowledges that it will be solely responsible for making its own investigations, including all costs and expenses incurred in connection with such investigations or its investment, if any, and forming its own view as to the condition and prospects of such investment, and the accuracy and completeness of the statements contained herein. This presentation should not be considered a recommendation by Movella, Pathfinder, or its respective affiliates, advisors or representatives to invest in Pathfinder or Movella, and recipients interested in investing are recommended to seek their own independent financial, legal and other advice from persons authorized and specializing, as necessary, in investments of the kind in question and should rely solely on their own judgment, review, and analysis in evaluating the investment. Recipients should be aware that any investment activity exposes them to risk of losing some or all of their investment.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains statements which describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “projection,” “forecast,” “plan,” “trend,” “assumption,” “opportunity,” or similar terminology. Statements other than historical facts, including, but not limited to, those concerning (i) the proposed Business Combination, (ii) the Francisco Partners Financing and any the private placement of securities in connection with the Business Combination, (iii) market conditions, (iv) the revenues, earnings, performance, strategies, prospects, anticipated product development timing, market opportunities, and other aspects of the businesses of the Company or (v) trends, consumer or customer preferences or other similar concepts with respect to Pathfinder, the Company or the proposed Business Combination, are based upon management’s current expectations, assumptions and estimates, and are not guarantees of future results or the timing thereof and should not be relied upon as such. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties related to the business of Movella and Pathfinder, including, but not limited to, (1) changes in domestic and foreign business, market, financial, political, and legal conditions, (2) the inability of the parties to successfully or timely negotiate and consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination, (3) that approval of stockholders is not obtained, (4) failure to realize the anticipated benefits of the proposed Business Combination, (5) risks relating to the uncertainty of the projected financial information of the Company, (6) the effects of competition on the Company's business, (7) the amount of redemption requests made by Pathfinder's public stockholders, (8) the ability of Pathfinder or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (9) the impact of the global COVID-19 pandemic, and (10) other risks discussed in Pathfinder's Registration Statement on Form S-1 (File No. 333-252498) under the heading "Risk Factors" and other documents that Pathfinder has filed or will file with the Securities and Exchange Commission. These forward-looking statements are based upon management’s current expectations, assumptions and estimates, and are not guarantees of future results or the timing thereof and should not be relied upon as such. Neither Pathfinder nor the Company commits to update or revise the forward looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law.

Performance, Statistics and Use of Non-GAAP Financial Measures

Past performance is not indicative of future results. This presentation includes certain management estimates or predictions that are not intended to predict the Company's or Pathfinder’s future results, including expected future revenue and revenue growth, expected gross profit margins, expected operating expenses, expected EBITDA, EBITDA Profitability and EBITDA Margin. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. Unless otherwise specified herein, performance figures included herein are presented on a forward-looking, pro forma basis giving effect to the Business Combination and do not reflect any events subsequent to the date hereof. These estimates have been developed based on a variety of estimates and assumptions about future events that rely significantly on management's judgment and that, while presented with numerical specificity and considered reasonable by management, are inherently subject to significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company's, Pathfinder’s or any other person's control, and on estimates and assumptions with respect to future business decisions that are subject to change.

Some of the data contained herein is derived from information provided by Pathfinder or the Company and various third-party sources and is included herein for illustrative purposes only. The delivery of this presentation shall not under any circumstances, create any implication that the presentation is correct in all respects, including as of any time subsequent to the date hereof, and Pathfinder and the Company do not undertake any obligation to update such information at any time after such date. Certain information in this presentation may be based upon information from third-party sources which we consider reliable, but neither Pathfinder nor the Company represents that such information is accurate, complete or sufficient for any purpose and it should not be relied upon as such. There is no guarantee that these estimates or predictions will be ultimately realized or that the Company or Pathfinder will achieve the results reflected therein. As a result, you should not rely on these estimates or predictions. Neither the Company's independent auditors, nor the independent registered public accounting firm of Pathfinder have audited, reviewed, compiled or performed any procedures with respect to the projections for purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

This presentation includes certain financial measures of Movella not presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including, but not limited to, gross profit, operating expenses, operating income, EBTIDA, EBITDA Margin and EBITDA Profitability in each case presented on a non-GAAP basis. These non-GAAP measures of financial performance may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, gross profit or net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarity-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the usage of those non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with those of similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures.

This presentation has been provided solely for information purposes and does not constitute investment, legal, tax or other advice and nor is it to be relied upon in making an investment decision. The information contained in this presentation is provided only as of the date on which this presentation is made and is subject to change. Neither Pathfinder nor Movella is under any obligation to update or otherwise revise the information after the date of presentation. None of the Company, Pathfinder, or their respective affiliates, advisors or representatives shall have any liability whatsoever for any loss arising from any use of this presentation or its contents or otherwise arising in connection with this presentation.

Disclaimer (cont'd)

Additional Information and Where To Find It

In connection with the transaction, Pathfinder intends to file a registration statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"), which will include a preliminary proxy statement to be distributed to holders of Pathfinder's ordinary shares in connection with Pathfinder's solicitation of proxies for the vote by Pathfinder's shareholders with respect to the transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Movella's shareholders in connection with the transaction. After the Registration Statement has been filed and declared effective, Pathfinder will mail a definitive proxy statement to holders of its ordinary shares as of the record date to be established for voting on the transaction. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Pathfinder, Movella, and the transaction. Investors and security holders may obtain free copies of the Registration Statement, preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Pathfinder through the website maintained by the SEC at http://www.sec.gov. The documents filed by Pathfinder with the SEC also may be obtained free of charge at Pathfinder's website at www.pathfinderacquisition.com or upon written request to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303.

Trademarks

This presentation contains trademarks and tradenames of Movella and of other parties, and are the property of their respective owners. Third-party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Pathfinder or the Company will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

Participants in Solicitation

Pathfinder and Movella and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of Pathfinder is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Pathfinder and a description of their direct and indirect interests in Pathfinder, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Distribution, No Offer or Solicitation

The distribution of this presentation may also be restricted by law, and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third party to use this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

By accepting this presentation, you agree that you will, and will cause your representatives and advisors to, use this presentation, as well as any information derived by you from this presentation, only for initial due diligence regarding Pathfinder and the Company in connection with (a) the proposed Business Combination and (b) any proposed private offering of securities to a limited number of investors that qualify as QIBs and Institutional Accredited Investors (each as defined below) and for no other purpose and you will not, and you will cause your representatives and advisors not to, divulge this presentation to any other party. This presentation may not be reproduced or used for any other purpose.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination if it occurs or the accuracy or adequacy of this presentation.

This presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, except to a limited number of qualified institutional buyers ("QIBs"), as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" ("Institutional Accredited Investors") within the meaning of Regulation D under the Securities Act.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pathfinder, the Company or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation, and you should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Introduction



Movella™ Bringing meaning to movement

Movella Digitizes Movement

Movella is a leading full-stack provider of sensors, software, and analytics that enable the *digitization of movement*.

Our products, services and solutions *enable a wide range of existing and emerging high-growth markets* by sensing, capturing, and transforming movement data into meaningful and actionable insights.

Our vision:
To move humanity forward by bringing meaning to movement.

Movella™

Compelling Partnership Among Leading Tech Investors

SPAC / Sponsors

- $325M cash in trust, 1/5 warrant coverage
- Institutional grade SPAC backed by HGGC (leading mid-market PE) and Industry Ventures (leading multi-stage VC platform)
- HGGC + Industry Ventures have $8bn+ cumulative committed capital and 35+ years of collective tech investing experience between them

Existing Key Investors

- Key investors of the Company with tech and sensor domain investing experience
- Kleiner Perkins is founding investor of the Company
- Plan to roll 100% into this transaction

Committed Financing

- $75M of new committed financing from affiliates of Francisco Partners
- Leading global investment firm specializing in tech and tech-enabled businesses
- Over past 20 years, Francisco Partners has invested in over 400 tech companies with over $45B in capital raised to-date

Visionary and Experienced Leadership



Ben Lee

CHIEF EXECUTIVE OFFICER

Altera, Chartered, Cypress, National Semiconductor



Steve Smith

CHIEF FINANCIAL OFFICER

applied micro, inseego, Micropower Technologies, tetravue



Boele de Bie

CHIEF OPERATING OFFICER

NXP, Philips, xsens



Vijay Nadkarni

CHIEF TECHNOLOGY OFFICER

Tech Mahindra, mobiplex, Motorola, Visteon



Geoff Charubin

CHIEF OF STAFF

10Degrees by Inpixon, Cypress, IBM



CJ Hoogsteen

VP SALES & MARKETING

Honeywell, MeteoGroup, Unilever



Peter Xie

VP SENSORS

BARTEC, DEMATIC, Hanwha SolarOne, Lightway, NeoPhotonics



Travis McDonough

VP BUSINESS DEVELOPMENT, HEALTH & SPORTS

KINDUCT

Movella™

Investment Highlights



- A global leader in digitization of movement with highly differentiated and integrated full-stack solutions
- Critical enabling technology for Metaverse and other high-growth emerging end markets and applications
- Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how
- Scalable business model with multiple avenues of growth
- Attractive financial profile with growth acceleration, high gross margins (70%+)[1] and operating leverage
- Capital-efficient financial model and near-term path to profitability[2] (breakeven expected by Q3CY23)
- Experienced leadership team with track record of scaling global businesses organically and inorganically

Movella™

1) 70%+ based on the average gross margins 2020 through 2024
2) Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture

Established Leadership and Growth Trajectory in Current Markets

With exciting upside potential from planned expansion into emerging high-growth markets

Established Presence with Strong Growth Trajectory

$40M
CY2022E Revenue

34%
CY2020-2022E Revenue CAGR

2,000+
Customers

69%
CY2022E Gross Margin

Q3CY23
Estimated EBITDA Breakeven [1]

200+
Employees Globally

Emerging High-Growth Applications

Next-Gen Gamers, Vtubers & Influencers

Mass-market Metaverse movement digitization

Critical insights through Digital Health applications

New frontier of monetizable "Motion IP"

Note: The key financial statistics and key business statistics reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture

Enabler of New Applications in Massive “Megatrend” Markets



Metaverse
$856B(1)
2025E
Next-Gen Gaming
$457B(1)
2025E
Special Effects
$29B(2)
2022E
Video Games
$217B(3)
2022E
Emerging
Existing
Worker Health
$20B(4)
2025E
Sports Technology
$21B(5)
2022E
Digitization of Movement
Warehouse Robotics
$11B(6)
2022E
Autonomous Robots
$88B(7)
2025E
Work-Related Ergonomics
$50B(8)
2022E
Drones
$33B(9)
2022E
Digital Health
$480B(10)
2025E

Note: Market size estimates provided utilize information from the sources listed below, and in some cases, are calculated based on the implied cumulative average growth rates expected to occur in the target years

1) Bloomberg Intelligence, Metaverse may be $800B market, next tech platform (Comprised of Social Media Ads, Gaming, AR & VR Hardware, Live Entertainment, Gaming Software, and Service Ads)
2) Vantage Market Research, Global VFX Market
3) Mordor Intelligence, Gaming Market – Growth, Trends, COVID-19 Impact, and Forecasts
4) MarketsandMarkets, Workplace Safety Market by Component
5) MarketsandMarkets, Sports Technology Market with COVID-19 Impact by Technology
6) Mordor Intelligence, Warehouse Robotics Market – Growth, Trends, COVID-19 Impact, and Forecasts
7) Research and Markets, Autonomous Mobile Robots Market Research Report
8) CDC, Work-Related Musculoskeletal Disorders & Ergonomics
9) Grand View Research, Drone Market
10) ReportLinker, Digital Health Global Market Report 2022

Movella™

The Explosive Potential of Movement Digitization

Critical for Next-Gen Entertainment, Gaming, and Live Streaming Applications


EA SPORTS
FIFA 22



Mass-Market Potential for New Metaverse Social Media Applications


TWENTY ONE PILOTS

Enable New Frontier of Monetizable "Motion IP" for Content Creators

NBA

MAJOR LEAGUE BASEBALL





NFL

NHL

Actionable Movement Insights for Digital Health & Sports Applications



Company Overview



Movella™ Bringing meaning to movement

Movella at a Glance

Movella has a diverse customer base, established leadership presence and path to profitability in its current markets

Key Financial Stats

$40M
CY2022E Revenue[(1)]

34%
CY2020-2022E Revenue CAGR

69%
CY2022E Gross Margin

Q3CY23
Estimated EBITDA Breakeven [(2)]

Key Business Stats

2,000+
Customers

100+
Channel Partners

200+
Employees Globally

176
Patents[(3)]

2021A Revenue by Region


30%
39%
31%
EMEA
Americas
APAC

2021A Revenue by End Market


26%
38%
36%
Entertainment
Sports & Health
Automation & Mobility

Note: The key financial statistics and key business statistics reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) Less than 5% of total revenue is generated from Movella's #1 customer
2) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture
3) Includes 12 pending patents

Movella™

Movella Offers a Full Stack Solution Suite

AI Cloud Analytics	Motion Cloud analytics provide holistic human body and kinematics insights	
Visualization Software	Desktop and mobile tools, graphics, and animation provide data visualization	
Motion Capture	Patented system and software with centimeter-level motion capture accuracy	
Sensor Fusion	Proprietary algorithm determines orientation, position, and movement with sensors	

Movella Current Product Portfolio and Application Markets

Movella™

Bringing meaning to movement

Current Product Portfolio

- Xsens 3D Body Motion Systems
- Kinduct Human Performance Software
- DOT Wearables
- Sensor Modules

Current Application Markets

- Entertainment
- Health & Sports
- Automation & Mobility

Overview of Current End Markets

Entertainment
38% of CY2021A Revenue

Motion capture technology used by:
- **100+** video game studios
- **$20B+** in box office revenue
- **20+** world renowned entertainers

Representative Customers

Select Use Cases


FIFA 22


CALL OF DUTY
BLACK OPS
COLD WAR

Health & Sports
36% of CY2021A Revenue

Movement analytics systems and software used by:
- **550+** pro, semi-pro, and NCAA teams served
- **130+** Olympic medals won using our platform
- **700+** DOT app developers

Representative Customers

Select Use Cases




Automation & Mobility
26% of CY2021A Revenue

Sensor fusion tools:
- **90 design wins** in 2021
- **42% YoY bookings growth** in 2021
- **45 Channel Partners** in 2021, **45% YoY growth**

Representative Customers

Select Use Cases





Movella™

Note: CY2021A revenue by end market and other statistics as of 10/3/22

Customer Case Study: Electronic Arts

Leading game developer with renowned and award-winning titles such as FIFA, F1, and Battlefield



INTRODUCING
HYPERMOTION
TECHNOLOGY



DiRT
RALLY 2.0
AVAILABLE NOW

Overview

Movella provides solutions to EA to facilitate motion-based game development by capturing and digitizing actors' movements for 3D character animation. Titles that Movella has directly provided support for include FIFA, F1, APEX Legends, Star Wars, Battlefield, and Dirt. Currently, Movella is working with EA to expand the FIFA use case of full team motion capture to other sports.



F1 2021



APEX
LEGENDS

Why Movella?

- **High-quality production-ready:** recorded data goes directly in the pipeline with minimal data clean up
- **Ease-of-use:** light, portable solution that can be quickly set up, calibrated, and used stat
- **Flexibility:** easy to scale, outdoor and on-location recording, no studio required, recording anywhere, anytime



STAR WARS
KNIGHTS
OF THE
OLD REPUBLIC



BATTLEFIELD
V

Background of the FIFA Relationship

Movella currently supports 10+ EA studios globally. EA originally chose to work with Movella in 2010 for its unmatched inertial motion capture solutions, which were utilized to develop the award-winning FIFA video game franchise. In 2021, Movella captured high-quality motion data for 22 players simultaneously as they played a real match on a regulation soccer field.

Product Roadmap Focused on Metaverse & High-Growth Applications

Enabled by Differentiated Sensor and Software Technology Developed Over Prior 10+ Years


mCube

mCube






Gait graphs



2010 – 2015
Sensor Components & Modules

- Developed world's smallest and lowest power MEMS inertial sensor components
- Sensor modules with embedded software and SDK
- Sensor fusion software for indoor micro-positioning

2016 – 2020
Sensor Fusion Software & Systems

- Sensor modules and visualization software
- 3D body motion capture and digitization
- Proprietary Magnetic Immunity
- Low-cost DOT SDK for app developer ecosystem

2021 – 2025
Cloud Analytics → Metaverse

- Motion Cloud → SaaS MoCap & health solutions
- Low-cost systems for mass market adoption in Metaverse and health
- AI predictive analytics for 3D human body movement
- Integrated inertial and optical motion capture

Strategically Positioned as Enabler in the Metaverse Ecosystem

Development Platforms

- **Roblox**: User-driven online gaming platform and creation system
- **Unity**: Cross-platform game engine and platform for creating interactive, real-time 3D content
- **Unreal Engine**: Open and advanced real-time 3D creation tool for photoreal visuals and experiences

Virtual Environments

- **Decentraland**: Virtual world offering wearable items, digital events, and play-to-earn games
- **Meta**: Released Horizon Worlds, a virtual world of avatars
- **The Sandbox**: Virtual world allowing players to build, own, and monetize gaming experiences

Movella™

Leading enabler of real-time movement in Metaverse

Digital Avatars

- **Genies**: Developer of personalized digital avatars used to drive increased engagement
- **Microsoft Teams**: Rolling out features to allow for replacing appearances with virtual avatars in H1'22
- **Ready Player Me**: Cross-game avatar platform for Metaverse

Movella Integrations

Unity, Unreal Engine, Autodesk 3ds Max, blender, Cinema 4D by Maxon, Houdini, iClone 7 Real-time 3D Animation (Live), Maya (Live), MotionBuilder (Live), Notch, Pixotope

Game Developers

- **Activision**: Game developer (e.g., Call of Duty) recently acquired by Microsoft
- **EA**: Leading publisher of digital interactive entertainment with 450M+ registered players
- **Epic Games Store**: Game and software developer including Fortnite

Note: Logos are a representation of the Metaverse ecosystem and current customers

OBSKUR is a Highly Scalable and Disruptive Asset

Enabling Next-Gen Gamers, vTubers and Live Streamers to interact with their audiences, monitor engagement, and generate revenue

Live-Streaming Software Platform



Digital Avatars & Live Streaming Monetization



Movella™

Real-Time Avatar Movement



OBSKUR

- Real-time, multimedia solutions for creators
- Focused on vTubing and digital avatar market supported by Movella's MVN Mocap product
- Interactive content creation including live-streaming, motion capture and Metaverse games

Interactions

Events and characters for viewer engagement



Marketplace

Virtual platform where creators can purchase digital assets


Store
Halloween Packs
New Releases

Developer Ecosystem Creates Business Model Leverage

Expanding Developer Base Around DOT Systems Generates Proliferating Universe of Use Cases

Exonetics
Sports Performance Tech

BAX - U
Posture Improvement Tech

AKLOS Health
Remote PT Solution



Movella
DOT Sensors

Fitlift
Weight Lifting Tech

fanmode
Digitization of Sports Experiences

iKinesis
Running Tech

Eulerla
Remote PT Solution

StepLab
Gait Analysis Tech

700+ DOT Sensor App Developers[1] and Growing

OS Platform Agnostic

Unlimited Use Cases for Digitizing Movement

1) 700+ DOT developers as of 10/3/22

Digital Health Applications: Human Performance Analysis

Virtual Coaching



Wellness Routines

Individuals performing workouts at home receive virtual assessments on how to improve technique

Augmented Stride Analysis


stance
swing
stride

Gait & Ambulation

Patients and athletes can receive gait analysis remotely between periodic trips to their physiotherapists

Injury Detection



Monitoring Activities to Detect Injuries

Monitor daily activities and flag behavioral anomalies (e.g. deviation from movement patterns)

Recovery



Physical Therapy and Rehab

Patients can perform daily rehab routines that are scored and sent to their doctor or therapist

Emerging Markets Represent Massive Upside to Already Large Addressable Market

Large and Growing Total Addressable Market

($ in billions)



$95.8
$60.5
$45.8
$76.2
$43.9
$31.8
Emerging Markets
$10.3
$12.3
$14.8
Cloud / Data Analytics
$3.6
$4.2
$4.8
Sensors & Software
2021A
2023E
2025E

Movella™

Source: Cloud / Data Analytics and New Markets market sizes based on management estimates;
Sensors & Software market size based on estimates from Yole Development
Emerging Markets includes Metaverse, Vtubers, and B2C Health Applications & Services

Strong IP Portfolio and Know-how Provide Competitive Moat

Highly advanced proprietary sensor and sensor fusion technology

10+ Years of Technology Development

Movella's highly advanced inertial technology has been developed and enhanced over 10+ years and represents a **differentiated solution versus other motion capture technology providers**

In-House Know-how and IP

Decades of research & development, proprietary trade secrets & know-how, and **comprehensive intellectual property (176 patents(1)) create high barriers to entry**

Rich Sensor Heritage

Deep history of sensor development enables Movella to innovate unique **component-level technology that is foundational to high-quality solution performance**

Magnetic Immunity

Movella's sensors are **differentiated by the ability to mitigate magnetic interference,** a major quality and performance issue that negatively impacts the efficacy of other inertial sensors

Core Technology Areas Covered by IP and Know-how

- AI
- Cloud / Analytics
- Visualization
- MoCap
- Sensor Fusion
- Sensor Modules
- Motion Sensors

Movella™

1) Patent count as of 10/3/22 and includes 12 pending patents

Full Stack Movement Digitization Leadership

	Optical Motion Capture Competitors	Inertial Motion Capture Competitors	Inertial Sensor Module Competitors	Movella™ Full Stack Inertial Motion Capture
AI / Data Science	◔	○	○	◔
Cloud / Analytics	◑	◑	◔	◕
Visualization	◕	◑	◑	●
MoCap	●	◕	○	●
Sensor Fusion	○	◑	◕	●
Sensors	○	◑	◕	●
Sensor IP	○	○	◔	●

○ None → ● Leader

Note: Based on Movella management assessment

Inertial Technologies Are Key to Future of Movement Digitization

Market moving towards high quality, flexible and cost-effective motion capture solutions

Traditional Optical Motion Capture

Turns real-life movement into digital data using large number of cameras from different views in a controlled studio environment

- High fixed costs as it requires advanced cameras and dedicated studio space
- Limited use cases given inflexibility of environment



Inertial Sensor Based Motion Capture

Turns real-life movement into digital data using inertial measurement with built in sensors to detect position & movement

- Lower cost and high portability; can be used in any environment
- Gaining share from Optical based on lower costs, higher flexibility and ease of use while defining new use cases and markets



Future of Movement Digitization

Broad growth market for different technologies and approaches

- Inertial systems will continue to be the sole solution for certain real-time movement use cases
- Advanced Optical solutions (e.g., Optical+AI) are currently in development and likely limited to simple use cases that inertial typically does not address
- Fusion of Inertial and Advanced Optical will represent a complete, future-proof solution; Movella actively developing inertial + optical solution

Financial Summary



Movella™ Bringing meaning to movement

Financial Highlights

34% CY2020A-CY2022E Revenue CAGR	Strong and accelerating projected revenue growth from all current end markets – Entertainment, Health & Sports, and Automation & Mobility
69% CY2022E Gross Margin	High expected gross margins driven by increasing SaaS software and high sensor margins protected by strong IP and know-how
Q3CY23 Expected Adjusted EBITDA Breakeven(1)	Adjusted EBITDA breakeven expected by Q3CY23 with modest capital requirements
25-30% Long-Term EBITDA Margin Range	Attractive, expected long-term EBITDA margins achieved through high growth, high gross margins, and increasing operating leverage
Upside Opportunities	Incremental step function upside opportunities from emerging Metaverse, next-gen gaming, streaming, digital health, and other high-growth applications

Note: The financial highlights reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture

Business Model Summary

Integrated Full-Stack Solutions

- Movella's products are sold as integrated sensor / software solutions(1)
- Full-stack gross margins 70%+ including sensors and software(2)
- Sensor revenue recognized upfront
- Attractive and sustainable sensor gross margins driven by proprietary sensor technology and know-how
- Transitioning from one-time license to annual subscription model

Sales Channels

Direct Sales:

Land-and-expand strategy with existing customers

(62.3% CY2021A)

Indirect Sales:

100% channel partner growth in CY2021A

(37.6% CY2021A)

1) Sales into Automation & Mobility applications are only comprised of sensor systems
2) 70%+ based on average gross margins from 2020 through 2024

Growth Strategy Driven by Multiple Growth Vectors

Growth of Established Products

- Existing customer growth driven by expanded usage
- New logos from continued expansion of direct sales head count (>30% in CY2023E)
- Continued share gains versus traditional optical solutions
- Product feature updates expanding SAM

Channel / International Expansion

- >50% Q1CY22A YoY APAC growth and accelerating
- New Bangalore office growing India market, LatAm entry, EMEA & China expansion
- Channel revenue grew >60% in CY2021A, added 20+ new channel partners in CY2022 YTD

Ramp of Newer Products

- Further scale app developer ecosystem; DOT developers grew to >700, with >150% bookings growth in CY2021A
- Gloves accessory unit sales grew 146% in CY2021A, enabling digitization of fingers
- Motion Cloud Reports launch creates new ARR revenue

New Markets[1]

- Target VTuber/influencer live streaming market with OBSKUR product launch in mid-2023
- Build on Metaverse real time human movement early success
- Kinduct Human Performance Solution targeting digital health
- Potential for new recurring revenue models

Selectively pursue acquisitions across all growth vectors

1) New Markets growth vector is not accounted for in revenue projections

Track Record of Revenue Growth with Expected Acceleration

Projections Exclude Potential Step-Function Upside Growth Drivers

($ in millions)


New Revenue Opportunities:
Metaverse & Movella Health
$35.0
$9.3
$96.6
$60.1
$40.1
$33.0
$22.4
2020A
2021A
2022E
2023E
2024E
48%(1)
21%
50%
61%
YoY Baseline Revenue
Growth Rate

Movella™

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) 39% organic growth without the effect of the Kinduct acquisition completed September 2020

Growth Acceleration Driven by Salesforce and Channel Expansion, New Products and Applications


($ in millions)
Impact from COVID-19 related supply chain issues in 2Q
F/X headwinds
Consistently strong pipeline growth
Ramping of substantially expanded channel partner base in prior years
Increase in sales headcount
Ramp of newer products and introduction of new products
Continuation of prior year growth drivers, plus contribution from new vTuber / Influencer applications and new product introductions
$22.4
$33.0
$40.1
$60.1
$96.6
2020A
2021A
2022E
2023E
2024E
48%(1)
21%
50%
61%
YoY Baseline Revenue Growth Rate

Movella™

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) 39% organic growth without the effect of the Kinduct acquisition completed September 2020

Breakeven Expected by Q3CY23

($ in millions)

- 70%+[1] gross margins enable rapid path to profitability[2]
- Minimal capital requirements to achieve profitability
- Breakeven expected to be reached by Q3CY23



$19.4
EBITDA
$0.0
($5.2)
($9.1)
($9.0)
2020A
2021A
2022E
2023E
2024E

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) 70%+ based on average gross margins from 2020 through 2024
2) Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture.

Movella™

Attractive Long-Term Financial Model

Key Growth Drivers

- Growth of Established Products
- Channel / International Expansion
- Ramp of Newer Products
- New Markets (vTuber, Metaverse, Digital Health)

Key Profitability Drivers

- Scaling with revenue growth at high gross margins
- Capital-efficient, capex light, financial model
- Breakeven(1) expected starting Q3CY23

	2022E	2024E	Long-Term Model
Gross Margin	69%	71%	75%
OpEx %	94%	51%	45-50%
EBITDA Margin	(23%)	20%	25-30%

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

1) Breakeven is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture.

Transaction Overview



Movella™ Bringing meaning to movement

Transaction Overview

Illustrative Sources

Redemption Rate Scenarios	0%	90%[(1)]
SPAC Cash In Trust	$325	$100
Sponsor Promote (Pathfinder)	41	41
Sponsor Promote (Francisco Partners)	10	10
Movella Equityholder Rollover[(4)]	379	379
Total Sources	**$755**	**$530**

Illustrative Uses

Redemption Rate Scenarios	0%	90%[(1)]
Cash to Balance Sheet[(2)]	$285	$60
Sponsor Promote (Pathfinder)	41	41
Sponsor Promote (Francisco Partners)	10	10
Movella Equityholder Rollover[(4)]	379	379
Debt Paydown	10	10
Transaction Costs[(7)]	30	30
Total Uses	**$755**	**$530**

Illustrative Pro Forma Enterprise Value

Redemption Rate Scenarios	0%	90%[(1)]
Shares Outstanding[(3)]	75.5	53.0
Share Price	$10.00	$10.00
Post-Money Equity Value	**$755**	**$530**
Less: Net Cash[(5)(6)]	(218)	7
Pro Forma Enterprise Value	**$537**	**$537**
TEV / CY'23E Revenue	8.9x	8.9x
TEV / CY'24E Revenue	5.6x	5.6x

Transaction Summary

- Movella to combine with Pathfinder to become a publicly traded, NASDAQ-listed company
  - Pro forma enterprise value of $537 million for Movella[(8)]
  - Existing Movella shareholders to roll 100% of their equity
- Proceeds to be used to fund organic and inorganic growth, transaction expenses and general corporate purposes
- Committed financing of $75 million from Francisco Partners ("FP") – *described on following page*
- No minimum cash condition to closing
- Anticipated transaction closing in the first quarter of CY2023

Pro Forma Ownership



0% Redemptions
90% Redemptions
5.4%
11.3%
33.1%
50.2%
7.7%
16.0%
4.7%
71.6%
Movella Shareholders
SPAC Public Shareholders
FP Shares
Sponsor Shares

Note: 6.5M public warrants and 4.3M sponsor warrants are not reflected in pro forma cap table at close and are treated as out of money

1) 90% redemption scenario assumes 90% redemptions by Pathfinder's public shareholders, and that no shares that are tendered in connection with the FP financing are redeemed
2) Cash and debt balances as of 06/30/22
3) Does not include the impact of any post-closing incentive equity plan
4) Calculated as $375M pre-money equity value plus aggregate exercise price of vested options
5) Includes the impact of cash to balance sheet upon the exercise of Movella's vested options
6) Excludes the impact of any derivative instrument that may be issued to reflect credit available against the note issued to FP in exchange for their tendered shares
7) Reflects estimated expenses for Pathfinder and Movella
8) Enterprise Value is calculated as the sum of the Company's post-money equity value and net debt. For purposes of these analyses, this investor presentation provides an illustrative pro forma enterprise value for the Company that incorporates an assumption that the $75 million in aggregate principal amount incurred through the debt financing facilities with FP remains on the balance sheet in its full amount, and thus includes an approximately $75 million net debt adjustment for such aggregate principal amounts remaining outstanding at the closing of the transaction

Movella™

Overview of Committed Financing

Novel debt + equity structure provided by affiliates of Francisco Partners ("FP")

Key Elements

- ***Common stock purchase***: $75M ordinary shares of Pathfinder will be purchased by FP ("FP Shares")
- ***Tender offer***: Up to 100% of FP Shares may be acquired via tender offer for outstanding ordinary shares of Pathfinder prior to closing; balance, if any, will be acquired through direct primary placement substantially concurrently with closing
- ***Non-redemption***: Funds attributable to FP Shares will be retained in Pathfinder trust via non-redemption agreement
- ***5-year note***: In exchange for non-redemption of FP Shares[1], at closing Movella will issue to FP a $75M PIK note with a 5-year term
- ***Company sale right / Credits against note***: Movella will have unilateral right[1] to direct the sale of the FP Shares into the public market at its sole discretion over life of the note; stock sale proceeds will be credited against the note balance according to a predetermined schedule with a sliding scale of percentage of proceeds (which percentage is a function of when proceeds are generated) applicable toward reduction of the FP note balance at a repayment or refinancing event

Key Benefits

- Certainty of closing of business combination transaction
- Potential for early liquidity for Pathfinder shareholders via tender offer
- Potential for orderly development of liquidity and trading of Movella stock post-closing given Company-directed sales of FP Shares
- Company-directed sales of FP Shares may increase equity value by reducing note balance; sales at higher stock prices may drive higher increases in equity value

1) Subject to certain agreed exceptions

Operational Benchmarking



CY2023E Revenue Growth
Median: 13%
50%
13%
9%
30%
13%
9%
8%
33%
21%
16%
12%
37%
CY2024E Revenue Growth
Median: 17%
61%
17%
17%
21%
13%
10%
6%
33%
27%
19%
13%
43%
CY2023E Gross Margin
Median: 67%
70%
92%
67%
75%
89%
90%
83%
52%
63%
59%
67%
43%
CY2024E Gross Margin
Median: 72%
71%
91%
69%
81%
89%
91%
83%
57%
63%
60%
72%
49%
Movella
AUTODESK
NVIDIA
unity
Adobe
Ansys
DASSAULT SYSTEMES
Matterport
Ambarella
MPS
SiTime
Wolfspeed
Movella
Metaverse Infrastructure
Digital Modeling & Simulation
High-Growth Semis

Movella™

Source: Company filings, Capital IQ and Thomson as of 10/3/22
Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

Valuation Benchmarking



Current Median[1]: 7.8x
3-Month Median[2]: 8.3x
CY2023E
TEV / Revenue
8.9x
7.8x
10.4x
6.5x
6.6x
10.5x
8.0x
4.6x
5.3x
8.4x
4.2x
10.8x
Current Median[1]: 6.7x
3-Month Median[2]: 7.2x
CY2024E
TEV / Revenue
5.6x
6.7x
8.9x
5.4x
5.9x
9.6x
7.6x
3.5x
4.2x
7.1x
3.8x
7.5x
Movella
AUTODESK
NVIDIA
unity
Adobe
Ansys
DASSAULT SYSTEMES
Matterport
Ambarella
MPS
SiTime
Wolfspeed
Movella
Metaverse Infrastructure
Digital Modeling & Simulation
High-Growth Semis

Source: Company filings, Capital IQ and Thomson

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

Note: Movella TEV / Revenue multiples assume a pre-money equity value of $375.0 million

1) As of 10/3/22
2) Calculated as the 3-month average of the comparable companies median TEV / Revenue multiples

Valuation Benchmarking (cont'd)


Current Median(1): 0.5x
CY2023E
TEV / Revenue / Growth
0.2x
0.6x
1.1x
0.2x
0.5x
1.1x
1.0x
0.1x
0.2x
0.5x
0.3x
0.3x
Current Median(1): 0.4x
CY2024E
TEV / Revenue / Growth
0.1x
0.4x
0.5x
0.2x
0.4x
1.0x
1.2x
0.1x
0.1x
0.4x
0.3x
0.2x
Movella
AUTODESK
NVIDIA
unity
Adobe
Ansys
DASSAULT SYSTEMES
Matterport
Ambarella
MPS
SiTime
Wolfspeed
Movella
Metaverse Infrastructure
Digital Modeling & Simulation
High-Growth Semis

Movella™

Source: Company filings, Capital IQ and Thomson

Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

Note: Movella TEV / Revenue / Growth multiples assume a pre-money equity value of $375.0 million

1) As of 10/3/22

Investment Highlights

- A global leader in digitization of movement with highly differentiated and integrated full-stack solutions
- Critical enabling technology for Metaverse and other high-growth emerging end markets and applications
- Proprietary technology protected by rich patent portfolio and decades of trade secrets & know-how
- Scalable business model with multiple avenues of growth
- Attractive financial profile with growth acceleration, high gross margins (70%+)(1) and operating leverage
- Capital-efficient financial model and near-term path to profitability(2) (breakeven expected by Q3CY23)
- Experienced leadership team with track record of scaling global businesses organically and inorganically



1) 70%+ based on the average gross margins 2020 through 2024
2) Profitability is on an Adjusted EBITDA basis. Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture

Appendix



Movella™ Bringing meaning to movement

Income Statement

($ in millions)

Fiscal Year Ending 12/31	Historical		Projected		
	2020A	2021A	2022E	2023E	2024E
Total Revenue	**$22.4**	**$33.0**	**$40.1**	**$60.1**	**$96.6**
YoY Growth	*17.5%*	*47.6%*	*21.4%*	*50.0%*	*60.7%*
Gross Profit	15.7	22.9	27.8	42.1	68.2
Gross Margin	***70.3%***	***69.3%***	***69.4%***	***70.1%***	***70.6%***
Operating Expenses	21.8	32.4	37.6	42.5	49.1
% of Revenue	*97.4%*	*98.2%*	*93.7%*	*70.6%*	*50.8%*
Operating Income	(6.1)	(9.5)	(9.7)	(0.3)	19.1
Operating Margin	*NM*	*NM*	*NM*	*NM*	*19.7%*
Adjusted EBITDA	**($5.2)**	**($9.1)**	**($9.0)**	**$0.0**	**$19.4**
EBITDA Margin	*NM*	*NM*	*NM*	*0.1%*	*20.1%*

Note: CY2020A excludes the impact of certain discontinued operations
Note: Revenue projections do not include revenue from New Market opportunities
Note: Excludes the impact of stock-based compensation and amortization of intangibles
Note: Adjusted EBITDA is a non-GAAP financial measure that represents Movella's net loss adjusted to exclude (1) depreciation and amortization; (2) stock-based compensation expense; (3) interest income (expense), net; (4) other income (expense), net; (5) provision for income taxes; and (6) the impact of the Qingdao Hygealeo Technology Co. Ltd. joint venture
Note: These figures reflect the Company's estimates solely as of 10/3/22. As these are estimates only, they are subject to assumptions and risks which could cause this information to change and, accordingly, you should not place undue reliance on such information. The Company does not intend, and undertakes no obligation, to update any such information

Movella™

Non-GAAP Reconciliation

($ in millions)

	2020A	2021A
Net Income (GAAP)	**$30.8**	**($17.7)**
Adjustments:		
Interest Expense	$1.6	$2.0
Income Tax Expense	(0.9)	(0.7)
Loss / Sale of Discontinued operations	(41.3)	0.2
Depreciation and Amortization	4.7	6.5
Loss from NCI	(0.8)	(1.3)
Loss from Qingdao Joint Venture (excl. D&A)	2.6	3.3
Stock-based Compensation	0.4	0.8
Other Expenses	(2.3)	(2.1)
Adjusted EBITDA	**($5.2)**	**($9.1)**

	2020A	2021A
Gross Profit (GAAP)	**$13.2**	**$19.1**
Adjustments:		
Gross Profit Attributable to Qingdao Joint Venture	($0.7)	($0.6)
Amortization of Intangibles	3.2	4.3
Non-GAAP Gross Profit	**$15.7**	**$22.9**

	2020A	2021A
Net Income (GAAP)	**$30.8**	**($17.7)**
Adjustments:		
Loss from Qingdao Joint Venture	$2.7	$3.2
Stock-based Compensation	0.4	0.8
Loss from NCI	(0.8)	(1.3)
Loss from Discontinued Operations	6.1	0.2
Non-GAAP Net Income	**$39.2**	**($14.8)**

Movella™

Note: Historical Non-GAAP financial figures have been adjusted to exclude the impact of certain operations so that they can be compared to projected financial figures and therefore will not match the Company's audited financial statements. Such operations include Qingdao Hygealeo Technology Joint Venture and the Company's discontinued "Components Business"

Movella Board of Directors



Wen Hsieh

CHAIRMAN OF THE BOARD

ambiqmicro · Desktop Metal · KLEINER PERKINS · McKinsey & Company · MOTIV · Qumulo



Ben Lee

CHIEF EXECUTIVE OFFICER

ALTERA · Chartered · Cypress · National Semiconductor



Stuart Huizinga

AUDIT COMMITTEE CHAIR

ACME · APOLLO · ARTHUR ANDERSEN · eHealth · QuinStreet



Brent Lang

COMPENSATION COMMITTEE CHAIR

3com · USA GYMNASTICS · vocera



Patty Ross

NOM / GOV COMMITTEE CHAIR

MMC CORP · NAUTILUS



Weijie Yun

BOARD MEMBER

formlabs · MOTIV · Qumulo · TYCHE PARTNERS



Joe Zhou

BOARD MEMBER

keytone · KLEINER PERKINS · SAIF Partners · SBCVC · UTSTARCOM

Movella™

Pathfinder Board of Directors



Rich Lawson

CHAIRMAN OF THE BOARD
Co-Founder, CEO of HGGC

HGGC Morgan Stanley



David Chung

CHIEF EXECUTIVE OFFICER & DIRECTOR
Partner, co-Chief Investment Officer of HGGC

HGGC Blum Capital KKR McKinsey & Company



Lindsay Sharma

CHIEF INVESTMENT OFFICER & DIRECTOR
Managing Director, Head of Tech Buyouts at Industry Ventures

Bear Stearns Great Hill Partners Industry Ventures Intuit



Steve Young

DIRECTOR
Co-Founder, Chairman of HGGC

HGGC SF



Hans Swildens

DIRECTOR
Founder, CEO of Industry Ventures

Industry Ventures



Steve Walske

DIRECTOR
Former CEO of PTC

Medallia ptc Synopsys



Paul Weiskopf

DIRECTOR
Former SVP of Corp Development at Adobe, Domo, HP

Adobe DOMO hp



Omar Johnson

DIRECTOR
Founder of Opus United; former CMO of Beats by Dre

Campbell's ØPUS

Risk Factors

Certain Risk Related to Pathfinder and Movella and the Business Combination

All references to the "Company," "we," "us," "our" or "Movella" refer to the business of Movella Inc. and its subsidiaries, taken as a whole, unless the context otherwise requires. The risks noted below are not exhaustive and are qualified in their entirety by disclosures contained in future documents filed or furnished by the Company, Pathfinder Acquisition Corporation ("Pathfinder"), and, after consummation of the proposed business combination and the related transactions contemplated among the parties (including the proposed financing by Francisco Partners ("FP")) (collectively, the "Business Combination"), the combined company (the "combined company" or "NewCo"), or others, including FP, with the U.S. Securities and Exchange Commission (the "SEC"). The risks presented in such filings will include risks with respect to the business and securities of the Company, Pathfinder, and Newco, as well as risks related to the Business Combination and any related financing, and may differ significantly from and be more extensive than those presented below. Certain risks related to Pathfinder, Movella, and the Business Combination include the following:

- Pathfinder's and Movella's ability to complete the Business Combination, including the FP financing, during the anticipated timeframe or at all, including as a result of any changes in SEC regulations or policies related to business combinations involving SPACs that could adversely affect Pathfinder's and Movella's ability to negotiate and complete the Business Combination;
- Movella's success in retaining or recruiting, or changes required in, officers, key employees, or directors following the Business Combination;
- The funds in the trust account being available to Pathfinder or the combined company;
- Pathfinder's or the combined company's ability to obtain additional financing to complete the Business Combination;
- Pathfinder's public securities' liquidity and trading and those of the combined company;
- The lack of a market for Pathfinder's or the combined company's securities;
- The use of funds not held in the trust account or available to Pathfinder from interest income on the trust account balance and the trust account not being subject to claims of third parties;
- The impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises;
- The number of Pathfinder shareholders voting against the business combination proposal;
- The occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement;
- The ability to achieve and maintain the listing of the combined company's shares on a national securities exchange following the Business Combination;
- Changes adversely affecting the businesses in which Movella is engaged, including the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement or the consummation of the Business Combination;
- Management of growth and Movella's ability to execute on its business strategy and plans;
- The result of future financing efforts;
- Risks related to regulatory matters, including trade policy and tariffs and laws and regulations related to anti-corruption, cyber security and privacy;
- Risks related to broad market acceptance of Movella's current or future products and technology and Movella's ability to successfully commercialize any anticipated products in a timely manner or at all, as well as Movella's ability to accurately anticipate customer adoption rates and demand for its products and technologies;
- Movella's future financial performance, including the risk that Movella's financial results and business metrics are likely to fluctuate on a quarterly and annual basis;
- Market opportunity estimates and growth forecasts are subject to significant uncertainty and are based on assumptions and estimates that may not prove to be accurate;
- Risks related to Movella's ability to retain and expand its customer base, the lack of long-term and binding commitments with customers, and its ability to compete effectively;
- Risks related to international operations and related regulatory risks;
- Risks related to our intellectual property, including our ability to protect our IP portfolio and risks related potential claims by third parties;
- Movella's failure to raise additional capital or generate the significant capital necessary to maintain and expand its operations, and risks related to Movella's ability to continue as a "going concern";
- Movella's ability implement and maintain sufficient internal control over financial reporting and disclosure controls and procedures, and its ability to report its financial results in an accurate and timely manner;
- Fluctuations in the stock price of the combined company's securities;
- Any projections will not have been prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants, and have not been compiled or examined by any registered public accountants nor any other independent expert or outside party;
- Risks related to the limited public company experience among Movella's management team and risks related to Movella's ability to operate as a public company and comply with applicable law and regulations and corporate governance matters applicable to public companies, including those required by the SEC and applicable stock exchange;
- Certain of Pathfinder's and Movella's directors and officers and significant stakeholders may have interests in the Business Combination different from the interests of Pathfinder's or Movella's shareholders;
- The exercise of discretion by directors and officers Pathfinder or Movella in agreeing to changes to the terms, or waivers of closing conditions, in the definitive agreements with respect to the Business Combination and potential conflicts of interest of SPAC's sponsor, directors and officers;
- Costs related to the Business Combination and the increased costs of being a public company following the consummation of the Business Combination; and
- Other risks described under the heading "Risk Factors" in Pathfinder's Annual Report on Form 10-K for the year ended December 31, 2021 and Pathfinder's registration statement on Form S-1 (File No. 333-252498).